UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2010

ENERGIZER RESOURCES INC.

(Exact Name of Small Business Issuer as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-51151 (Commission File Number)	20-0803515 (IRS Employer Identification No.)

520 – 141 Adelaide St. W., Toronto, Ontario, Canada (Address of Principal Executive Offices )	M5H 3L5 (Zip Code)

Small Business Issuer’s telephone number, including area code:   (416) 364-4986

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the small business issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", the “Company" refer to Energizer Resources Inc , (formally Uranium Star Corp.), a Minnesota corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 3.02.    Unregistered Sales of Equity Securities

On March 15, 2010, the Company completed a brokered and non-brokered financing consisting of 21,666,667 units issued at U.S. $0.30 per unit ("Unit") for total aggregate proceeds of U.S.$6,500,000 (the "Offering").

Each Unit consisted of one common share of the Company (a “Unit Share”) and one common share purchase warrant (a "Warrant").  Each Warrant entitles the holder to purchase one common share (a "Warrant Share") at an exercise price of U.S. $0.50 for a period of three years following the later of March 15, 2010 or the date of listing on the TSX Venture Exchange ("TSX-V").  The expiry of the Warrants may be accelerated by the Company if the common shares trade at a price greater than U.S. $0.75 at any time after nine (9) months from the March 15, 2010 for a period of Twenty-One (21) consecutive days on the OTC Bulletin Board ("OTCBB") or the TSX-V and the Company has filed and had declared effective, the Registration Statement (as defined below).

The Units were issued together with listing and filing rights, which rights may be converted into an escalating number of common shares if the Company does not complete its TSX-V Listing or file a resale registration statement for the securities issued in connection with this transaction (the “Registration Statement”) by certain specific dates.  A maximum of 17,333,333 common shares of the Company may be issued pursuant to such rights.

In the event that the common shares of the Company have not commenced trading on the TSX-V on or before June 15, 2010, each holder of a Unit Share shall be entitled to be issued one-tenth of one common share of the Company (each whole share a “Listing Rights Share”) starting on June 15, 2010 and an additional one-tenth of Listing Rights Share on every six month anniversary thereafter in which the Company fails to complete the TSX-V Listing until June 15, 2012 such that the maximum number of Listing Rights Shares which may be issued pursuant to such rights is equal to 50% of the Unit Shares issued under the Offering.

In the event that the Registration Statement has not been declared effective on or before December 15, 2010, each holder of a Unit Share shall be entitled to be issued one-tenth of one common share of the Company (each whole share a “Filing Rights Share”) starting on December 15, 2010 and an additional one-tenth of one Filing Rights Share on every six month anniversary thereafter in which the Company fails to have the Registration Statement declared effective until December 15, 2011 such that the maximum number of Filing Rights Shares which may be issued pursuant to such rights is equal to 30% of the Unit Shares issued under the Offering.

Dundee Corporation (TSX:DC.A), together with a merchant banking firm and certain other purchasers subscribed for total gross proceeds of U.S.$4,350,000 in the brokered portion of the Offering. Two agents (the "Agents") acted in connection with the brokered private placement pursuant to an agency agreement dated March 15, 2010.

Consolidated Thompson Iron Mines Limited (TSX: CLM) and a private investor subscribed for total gross proceeds of U.S. $2,150,000 in the non-brokered portion of the Offering (collectively, Dundee Corporation, the Agents, Thompson Iron Mines Limited, and the other investors are hereinafter refereed to as the “Investors”).

In connection with the strategic investments by Dundee Corporation and Consolidated Thompson, the Company has granted each of them with certain pre-emptive rights to participate in future financings and the right to appoint a nominee to the Company’s board of directors.

As consideration for their services in connection with the brokered private placement, the Agents were (i) paid a cash commission of 6% of the gross proceeds of the brokered portion of the financing, (ii) issued 870,000 class A broker common stock purchase warrants, and (iii) issued 870,000 class B broker common stock purchase warrants. Each class A broker common stock purchase warrant entitles the holder to acquire one common share of the Company at an exercise price of U.S.$0.30 until March 15, 2012. Each class B broker common stock purchase warrant entitles the holder to acquire one common share of the Company at an exercise price of U.S.$0.50 for a period of three years following the later of March 15, 2010 and the date of the Company’s listing on the TSX-V. One of the Agents was also issued 400,000 common shares and 400,000 compensation common stock purchase warrants, each exercisable for one common share at a price of U.S.$0.30 until March 15, 2013.

The Offering of such shares of our common stock and common stock purchase warrants  to the Investors was effected in reliance on the exemptions for sales of securities not involving a public offering, in reliance upon Regulation S of the Securities Act of 1933, as amended (the “Securities Act”) , based on the following: (a) the Investors confirmed to us that they were "accredited investors," as defined in Rule 501 of Regulation D promulgated under the Securities Act and had such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) the Investors were provided with certain disclosure materials and all other information requested with respect to our company; (d) the Investors acknowledged that all securities being issued were "restricted securities" for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; and (e) a legend was placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequent registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.  The Investors, in conjunction with the issuance of common shares and common stock purchase warrants pursuant to Rule 903(a) and (b)(3) of Regulation S represented to us that they were not a “U.S. Person”. We did not engage in a distribution of this offering in the United States. The Investors represented its intention to acquire the securities for investment only and not with a view towards distribution. Appropriate legends have been affixed to the stock certificate issued to the Investors in accordance with Regulation S.

For purposes of this disclosure, “U.S. Person” within the meaning of U.S. tax laws, means a citizen or resident of the United States, any former U.S. citizen subject to Section 877 of the Internal Revenue Code, any corporation, or partnership organized or existing under the laws of the United States of America or any state, jurisdiction, territory or possession thereof and any estate or trust the income of which is subject to U.S. federal income tax irrespective of its source, and within the meaning of U.S. securities laws, as defined in Rule 902(o) of Regulation S, means:

(i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if organized under the laws of any foreign jurisdiction, and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

The net proceeds of this financing will be used to further the Company’s 2010 exploration program on its Green Giant vanadium project in Madagascar, including completion of a resource definition drill program, metallurgical testing, and for general corporate purposes.

The underlying agreements with the Investors are attached hereto as Exhibit 4.1 through 4.6.

Item 7.01.  Regulation FD Disclosure.

The Company, on March 17, 2010, announced the closing of a private placement of common stock and common stock purchase warrants raising gross proceeds of approximately U.S. $6,500,000.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report filed on Form 8-K and is incorporated herein by reference.

Note: the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits

4.1

Form of Broker Subscription Agreement

4.2

Form of Standard Subscription Agreement

4.3

Form of Warrant

4.4

Form of Class A Broker Warrant

4.5

Form of Class B Broker Warrant

4.6

Form of Agency Agreement

99.1

Press release dated March 17, 2010.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the small business issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Energizer Resources, Inc.

(Small business issuer)

Date: March 19, 2010

By:/s/ Richard E. Schler

Richard E. Schler

Chief Financial Officer

Exhibit 99.1

Energizer Resources Announces Closing of

Private Placement Financing of U.S.$6,500,000

News Release

Toronto, March 17, 2010 - Energizer Resources Inc., (formerly Uranium Star Corp.)(OTCBB:URST)(FWB:YE5) ("Energizer” or the "Company")  announces the closing of a brokered and non-brokered financing consisting of 21,666,667 units issued at U.S.$0.30 per unit ("Unit") for total proceeds of U.S.$6,500,000 (the "Offering").

Dundee Corporation (TSX:DC.A), together with a merchant banking firm and certain other purchasers subscribed for total gross proceeds of U.S.$4,350,000 in the brokered portion of the private placement. Two agents (the "Agents") acted in connection with the brokered private placement pursuant to an agency agreement dated March 15, 2010.

Consolidated Thompson Iron Mines Limited (TSX: CLM) and a private investor subscribed for total gross proceeds of U.S.$2,150,000 in the non-brokered portion of the private placement.

In connection with the strategic investments by Dundee Corporation and Consolidated Thompson, the Company has granted each of them with certain pre-emptive rights to participate in future financings and the right to appoint a nominee to the Company’s board of directors.

Private Placement Details

Each Unit consisted of one common share of the Company (a “Unit Share”) and one common share purchase warrant (a "Warrant").  Each Warrant entitles the holder to purchase one common share (a "Warrant Share") at an exercise price of U.S.$0.50 for a period of three years following the later of March 15, 2010 and the date of listing on the TSX Venture Exchange ("TSX-V").  The expiry of the warrants may be accelerated by the Company if the common shares trade at a price greater than U.S.$0.75 at any time after 9 months from the date hereof for a period of 21 consecutive days on the OTC Bulletin Board ("OTCBB") or the TSX-V and the Company has filed and had declared effective, the Registration Statement (as defined below).

The Units were issued together with listing and filing rights, which rights may be converted into an escalating number of common shares if the Company does not complete its TSX-V Listing or file a resale registration statement for the securities issued in connection with this transaction (the “Registration Statement”) by certain specific dates.  A maximum of 17,333,333 Common Shares may be issued pursuant to such rights.

In the event that the common shares of the Company have not commenced trading on the TSX-V on or before June 15, 2010, each holder of a Unit Share shall be entitled to be issued one-tenth of one common share of the Company (each whole share a “Listing Rights Share”) starting on June 15, 2010 and an additional one-tenth of Listing Rights Share on every six month anniversary thereafter in which the Company fails to complete the TSX-V Listing until June 15, 2012 such that the maximum number of Listing Rights Shares which may be issued pursuant to such rights is equal to 50% of the Unit Shares issued under the Offering.

In the event that the Registration Statement has not been declared effective on or before December 15, 2010, each holder of a Unit Share shall be entitled to be issued one-tenth of one common share of the Company (each whole share a “Filing Rights Share”) starting on December 15, 2010 and an additional one-tenth of one Filing Rights Share on every six month anniversary thereafter in which the Company fails to have the Registration Statement declared effective until December 15, 2011 such that the maximum number of Filing Rights Shares which may be issued pursuant to such rights is equal to 30% of the Unit Shares issued under the Offering.

The Company anticipates that the TSX-V  conditional listing requirements will be satisfied by March 29, 2010 and the Company expects that its common shares will be listed for trading on the TSX-V by no later than April 30, 2010.

As consideration for their services in connection with the brokered private placement, the Agents were (i) paid a cash commission of 6% of the gross proceeds of the brokered portion of the financing, (ii) issued 870,000 class A broker warrants, and (iii) issued 870,000 class B broker warrants. Each class A broker warrant entitles the holder to acquire one common share of the Company at an exercise price of U.S.$0.30 until March 15, 2012. Each class B broker warrant entitles the holder to acquire one common share of the Company at an exercise price of U.S.$0.50 for a period of three years following the later of March 15, 2010 and the date of the Company’s listing on the TSX-V. One of the Agents was also issued 400,000 common shares and 400,000 compensation warrants, each exercisable for one common share at a price of U.S.$0.30 until March 15, 2013.

The securities to be issued in connection with the Offering will be subject to hold periods pursuant to applicable U.S. securities laws and are subject to final regulatory approval.

All securities issued in connection with the Offering will also be subject to a hold period in Canada until July 16, 2010.

Use of Funds

The net proceeds of this financing will be used to further the Company’s 2010 exploration program on its Green Giant vanadium project in Madagascar, including completion of a resource definition drill program, metallurgical testing, and for general corporate purposes.

Contact:

Brent Nykoliation, Vice President of Business Development

Energizer Resources Inc.

Toll Free: 800.818.5442 or 416.364.4911

Email: bnykoliation@energizerresources.com

or

Julie Lee Harrs, President and COO

Cautionary Statement and Forward Looking Statements: Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this news release. All statements in this news release, other than statements of historical facts, that address future exploration activities and events or developments, including the TSX-Venture Exchange listing and the anticipated use of proceeds that the Company expects, are forward looking statements. Although the Company believes the expectations expressed in such forward looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in forward-looking statements. Factors that could cause actual results to differ materially from those in forward-looking statements include metal prices, exploration successes, continued availability of capital and financing, and general economic, market or business conditions. Accordingly, readers should not place undue reliance on forward looking statements.